Exhibit 99.1

For Immediate Release
Unity Bancorp, Inc. (NASDAQ: UNTY)
January 13, 2023

News Media & Financial Analyst Contact:
George Boyan, EVP & CFO
(908) 713-4565

# *Unity Bancorp Reports Quarterly Earnings of $10.0 Million and Full Year Earnings of $38.5 Million*

Net Income
(In Millions)
$10.5
$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
9.7
9.1
9.5
9.9
10.0
4Q 21
1Q 22
2Q 22
3Q 22
4Q 22

EPS
$0.93
ROA
1.72%
ROE
16.82%
NIM
4.47%

**James A. Hughes, President and CEO, commented on the financial results:**

"It is with great pleasure that we announce another record year for Unity Bancorp, Inc. For the quarter, we realized $10.0 million of net income, or $0.93 per diluted share. For the year, we generated $38.5 million of net income, or $3.59 per diluted share.

In the fourth quarter, the FDIC and NJDOBI terminated the BSA Consent Order, to which Unity Bank had been subject. As a result, we are eager to resume our geographic expansion, specifically in Bergen, Ocean, and Morris counties, New Jersey.

Throughout 2022, the Federal Reserve has increased interest rates at an unprecedented velocity, which has resulted in an inverted yield curve. This will likely pose turbulence for our customers and the banking industry in 2023. We will continue to monitor our balance sheet composition and as necessary, adjust course swiftly to manage market and credit risk, and meanwhile continue to deliver best in class customer service."

Clinton, NJ -- Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $10.0 million, or $0.93 per diluted share, for the quarter ended December 31, 2022, compared to net income of $9.7 million, or $0.93 per diluted share for the prior year’s fourth quarter. This represents a 2.2% increase in net income and net income per diluted share remains flat.  For the twelve months ended December 31, 2022, Unity reported net income of $38.5 million, or $3.59 per diluted share, compared to $36.1 million or $3.43 per diluted share for the prior year. This represents a 6.5% increase in net income and a 4.7% increase in net income per diluted share.

Fourth Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $3.9 million to $24.7 million for the quarter ended December 31, 2022, compared to $20.8 million for the prior year’s quarter. The increase was primarily due to higher interest income on loans, resulting from loan growth.
●	Net interest margin (“NIM”) increased 23 basis points to 4.47% for the quarter ended December 31, 2022, compared to the prior year’s quarter, and decreased 14 basis points from 4.61% for the quarter ended September 30, 2022 because the cost of interest-bearing liabilities increased faster than the repricing of interest-earning assets.
●	The provision for loan losses was $1.6 million for the quarter ended December 31, 2022, compared to $1.5 million in provision for loan losses for the quarter ended September 30, 2022. The increase was primarily driven by the sizable increase in total loans period over period.
●	Non-interest income was $1.9 million for the quarter ended December 31, 2022. This represented an increase of $0.8 million compared to the quarter ended September 30, 2022. The increase was primarily driven by net unrealized securities gains for the quarter ended December 31, 2022.
●	Non-interest expense was $11.4 million for the quarter ended December 31, 2022, an increase of $1.3 million compared to the prior sequential quarter and an increase of $0.7 million compared to the prior year’s quarter.
●	The effective tax rate was 27.0% compared to 25.8% in the prior year’s quarter as a result of one-time activities in the real estate investment trust subsidiary.

Balance Sheet Highlights

●	Total gross loans increased $457.1 million, or 27.7%, from year-end 2021 primarily due to increases in commercial loans, residential mortgage loans and residential construction loans. SBA PPP loans decreased $40.5 million due to loans being forgiven.
●	Total deposits increased $28.6 million, or 1.6%, from year-end 2021. The Company’s deposit composition at December 31, 2022 consisted of 33.1% in savings deposits, 27.6% in noninterest-bearing demand deposits, 23.8% in time deposits and 15.5% in interest-bearing demand deposits.
●	Borrowed funds increased $343.0 million from year-end 2021. The increase was due to loan demand.
●	Shareholders’ equity was $239.2 million at December 31, 2022 compared to $205.7 million at year-end 2021.
●	Book value per common share was $22.60 as of December 31, 2022, compared to $19.80 as of December 31, 2021.
●	At December 31, 2022, the Community Bank Leverage Ratio was 10.45%, compared to 10.51% at December 31, 2021.
●	Nonperforming assets were $9.1 million at December 31, 2022, compared to $9.7 million at December 31, 2021. The allowance to total loans ratio was 1.20% at December 30, 2022, compared to 1.35% at December 31, 2021. The decrease in the allowance to total loans ratio was primarily driven by the resolution of certain nonperforming loans, as well as a shift in loan product mix toward residential mortgage loans.

Other Highlights

❖	In November 2022, the FDIC and NJDOBI terminated the BSA Consent Order previously issued in July 2020.

❖	In December 2022, Unity Bank opened a new full service branch in Lakewood, New Jersey’s fastest growing municipality, to service customers in Ocean County. Additionally, in Q1 2023, Unity plans to open a Fort Lee branch to expand the bank’s footprint in Bergen County. Further, Unity plans to open its first Morris County location mid-2023.

❖	In Q4 2022, Unity Bank commenced an online account opening process to facilitate customer servicing and streamline deposit gathering.

❖	As of December 31, 2022, the loan to deposit ratio was approximately 118%, which is above the Company’s target threshold of 110%. In addition to the new branches discussed above, which are expected to assist in deposit aggregation, for 2023 the Company plans to reduce transactional-based lending and focus on lending to entities that will result in full-banking relationships, such as owner-occupied businesses.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.4 billion in assets and $1.8 billion in deposits.  Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its robust branch network located in Bergen, Hunterdon, Middlesex, Ocean, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the Company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

December 31, 2022

				December 31, 2022 vs.
				September 30, 2022	December 31, 2021
(In thousands, except percentages and per share amounts)	December 31, 2022	September 30, 2022	December 31, 2021%		%
BALANCE SHEET DATA
Total assets	$2,444,948	$2,339,537	$2,033,713	4.5%	20.2%
Total deposits	1,787,528	1,796,597	1,758,881	(0.5)	1.6
Total gross loans	2,106,559	1,942,414	1,649,448	8.5	27.7
Total securities	140,946	136,871	79,322	3.0	77.7
Total shareholders' equity	239,231	230,234	205,729	3.9	16.3
Allowance for loan losses	25,196	23,861	22,302	5.6	13.0

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$13,634	$13,267	$13,132	2.8	3.8
Provision for income taxes	3,678	3,325	3,386	10.6	8.6
Net income	$9,956	$9,942	$9,746	0.1	2.2

Net income per common share - Basic	$0.94	$0.94	$0.94	-	-
Net income per common share - Diluted	0.93	0.93	0.93	-	-

PERFORMANCE RATIOS - QUARTER TO DATE
Return on average assets	1.72%	1.85%	1.90%
Return on average equity	16.82	17.39	19.23
Efficiency ratio	43.24	39.59	45.55
Net interest margin	4.47	4.61	4.24
Noninterest expense to average assets	1.96	1.87	2.08

FINANCIAL DATA - YEAR TO DATE
Income before provision for income taxes	$51,421		$48,130		6.8
Provision for income taxes	12,964		12,011		7.9
Net income	$38,457		$36,119		6.5

Net income per common share - Basic	$3.66		$3.47		5.5
Net income per common share - Diluted	3.59		3.43		4.7

PERFORMANCE RATIOS - YEAR TO DATE
Return on average assets	1.80%		1.87%
Return on average equity	17.28		19.16
Efficiency ratio	42.80		46.09
Net interest margin	4.40		4.16
Noninterest expense to average assets	1.99		2.11

SHARE INFORMATION
Market price per share	$27.33	$25.11	$26.25	8.8	4.1
Dividends paid	0.11	0.11	0.10	-	10.0
Book value per common share	22.60	21.86	19.80	3.4	14.1
Average diluted shares outstanding (QTD)	10,740	10,714	10,555	0.2	1.8

CAPITAL RATIOS
Total equity to total assets	9.78%	9.84%	10.12%
Community bank leverage ratio	10.45	10.85	10.51

CREDIT QUALITY AND RATIOS
Nonperforming assets	$9,065	$8,033	$9,686	12.8	(6.4)
QTD net chargeoffs/(recoveries) to QTD average loans	0.06%	0.11%	(0.02)%
Allowance for loan losses to total loans	1.20	1.23	1.35
Nonperforming loans to total loans	0.43	0.41	0.59
Nonperforming assets to total assets	0.37	0.34	0.48

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2022

				December 31, 2022 vs.
				September 30, 2022	December 31, 2021
(In thousands, except percentages)	December 31, 2022	September 30, 2022	December 31, 2021%		%
ASSETS
Cash and due from banks	$19,699	$24,959	$26,053	(21.1)%	(24.4)%
Interest-bearing deposits	95,094	138,421	218,765	(31.3)	(56.5)
Cash and cash equivalents	114,793	163,380	244,818	(29.7)	(53.1)
Securities:
Debt securities available for sale	95,393	92,500	56,480	3.1	68.9
Debt securities held to maturity	35,760	35,897	14,276	(0.4)	150.5
Equity securities with readily determinable fair values	9,793	8,474	8,566	15.6	14.3
Total securities	140,946	136,871	79,322	3.0	77.7
Loans:
SBA loans held for sale	27,928	36,338	27,373	(23.1)	2.0
SBA loans held for investment	38,468	30,747	36,075	25.1	6.6
SBA PPP loans	5,908	6,706	46,450	(11.9)	(87.3)
Commercial loans	1,187,543	1,106,059	931,726	7.4	27.5
Residential mortgage loans	605,091	533,737	409,355	13.4	47.8
Consumer loans	78,164	79,662	77,944	(1.9)	0.3
Residential construction loans	163,457	149,165	120,525	9.6	35.6
Total loans	2,106,559	1,942,414	1,649,448	8.5	27.7
Allowance for loan losses	(25,196)	(23,861)	(22,302)	(5.6)	(13.0)
Net loans	2,081,363	1,918,553	1,627,146	8.5	27.9
Premises and equipment, net	20,002	19,094	19,914	4.8	0.4
Bank owned life insurance ("BOLI")	26,776	26,634	26,608	0.5	0.6
Deferred tax assets	12,345	12,910	10,040	(4.4)	23.0
Federal Home Loan Bank ("FHLB") stock	19,064	14,398	3,550	32.4	437.0
Accrued interest receivable	13,403	11,385	9,586	17.7	39.8
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	14,740	34,796	11,213	(57.6)	31.5
Total assets	$2,444,948	$2,339,537	$2,033,713	4.5%	20.2%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$494,184	$497,752	$529,227	(0.7)%	(6.6)%
Interest-bearing demand	276,218	267,558	244,073	3.2	13.2
Savings	591,826	682,756	694,161	(13.3)	(14.7)
Time, under $100,000	273,954	233,447	194,961	17.4	40.5
Time, $100,000 to $250,000	84,002	70,649	62,668	18.9	34.0
Time, $250,000 and over	67,344	44,435	33,791	51.6	99.3
Total deposits	1,787,528	1,796,597	1,758,881	(0.5)	1.6
Borrowed funds	383,000	280,000	40,000	36.8	857.5
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	691	294	129	135.0	435.7
Accrued expenses and other liabilities	24,188	22,102	18,664	9.4	29.6
Total liabilities	2,205,717	2,109,303	1,827,984	4.6	20.7
Shareholders' equity:
Common stock	97,204	96,493	94,003	0.7	3.4
Retained earnings	156,958	148,174	123,037	5.9	27.6
Treasury stock	(11,671)	(11,633)	(11,633)	(0.3)	(0.3)
Accumulated other comprehensive (loss) income	(3,260)	(2,800)	322	(16.4)	NM*
Total shareholders' equity	239,231	230,234	205,729	3.9	16.3
Total liabilities and shareholders' equity	$2,444,948	$2,339,537	$2,033,713	4.5%	20.2%
COMMON SHARES AT PERIOD END:
Shares issued	11,289	11,236	11,094
Shares outstanding	10,584	10,533	10,391
Treasury shares	705	703	703

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2022

				December 31, 2022 vs.
	For the three months ended			September 30, 2022		December 31, 2021
(In thousands, except percentages and per share amounts)	December 31, 2022	September 30, 2022	December 31, 2021	$	%	$	%
INTEREST INCOME
Interest-bearing deposits	$319	$168	$89	$151	89.9%	$230	258.4%
FHLB stock	220	93	41	127	136.6	179	436.6
Securities:
Taxable	1,589	1,397	460	192	13.7	1,129	245.4
Tax-exempt	19	18	5	1	5.6	14	280.0
Total securities	1,608	1,415	465	193	13.6	1,143	245.8
Loans:
SBA loans	1,370	1,083	828	287	26.5	542	65.5
SBA PPP loans	50	277	1,978	(227)	(81.9)	(1,928)	(97.5)
Commercial loans	15,894	14,017	11,678	1,877	13.4	4,216	36.1
Residential mortgage loans	7,111	5,912	4,587	1,199	20.3	2,524	55.0
Consumer loans	1,217	1,075	871	142	13.2	346	39.7
Residential construction loans	2,536	2,184	1,734	352	16.1	802	46.3
Total loans	28,178	24,548	21,676	3,630	14.8	6,502	30.0
Total interest income	30,325	26,224	22,271	4,101	15.6	8,054	36.2
INTEREST EXPENSE
Interest-bearing demand deposits	703	320	210	383	119.7	493	234.8
Savings deposits	1,475	878	444	597	68.0	1,031	232.2
Time deposits	1,258	600	541	658	109.7	717	132.5
Borrowed funds and subordinated debentures	2,180	688	227	1,492	216.9	1,953	860.4
Total interest expense	5,616	2,486	1,422	3,130	125.9	4,194	294.9
Net interest income	24,709	23,738	20,849	971	4.1	3,860	18.5
Provision for loan losses	1,632	1,517	(319)	115	7.6	1,951	NM*
Net interest income after provision for loan losses	23,077	22,221	21,168	856	3.9	1,909	9.0
NONINTEREST INCOME
Branch fee income	224	336	273	(112)	(33.3)	(49)	(17.9)
Service and loan fee income	618	543	820	75	13.8	(202)	(24.6)
Gain on sale of SBA loans held for sale, net	103	-	-	103	NM*	103	NM*
Gain on sale of mortgage loans, net	167	280	782	(113)	(40.4)	(615)	(78.6)
BOLI income	142	170	289	(28)	(16.5)	(147)	(50.9)
Net security gains (losses)	319	(576)	73	895	NM*	246	NM*
Other income	373	357	387	16	4.5	(14)	(3.6)
Total noninterest income	1,946	1,110	2,624	836	75.3	(678)	(25.8)
NONINTEREST EXPENSE
Compensation and benefits	7,160	6,471	6,655	689	10.6	505	7.6
Processing and communications	682	708	747	(26)	(3.7)	(65)	(8.7)
Occupancy	758	702	670	56	8.0	88	13.1
Furniture and equipment	683	617	655	66	10.7	28	4.3
Professional services	341	221	402	120	54.3	(61)	(15.2)
Advertising	339	307	304	32	10.4	35	11.5
Other loan expenses	1	109	163	(108)	(99.1)	(162)	(99.4)
Deposit insurance	270	233	206	37	15.9	64	31.1
Director fees	218	240	210	(22)	(9.2)	8	3.8
Loan collection expenses	140	45	69	95	211.1	71	102.9
Other expenses	797	411	579	386	93.9	218	37.7
Total noninterest expense	11,389	10,064	10,660	1,325	13.2	729	6.8
Income before provision for income taxes	13,634	13,267	13,132	367	2.8	502	3.8
Provision for income taxes	3,678	3,325	3,386	353	10.6	292	8.6
Net income	$9,956	$9,942	$9,746	$14	0.1%	$210	2.2%

Effective tax rate	27.0%	25.1%	25.8%

Net income per common share - Basic	$0.94	$0.94	$0.94
Net income per common share - Diluted	0.93	0.93	0.93

Weighted average common shares outstanding - Basic	10,557	10,522	10,376
Weighted average common shares outstanding - Diluted	10,740	10,714	10,555
*NM=Not meaningful

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2022

	For the years ended December 31,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2022	2021	$	%
INTEREST INCOME
Interest-bearing deposits	$735	$194	$541	278.9%
FHLB stock	396	197	199	101.0
Securities:
Taxable	4,754	1,298	3,456	266.3
Tax-exempt	53	31	22	71.0
Total securities	4,807	1,329	3,478	261.7
Loans:
SBA loans	4,303	3,252	1,051	32.3
SBA PPP loans	1,596	7,206	(5,610)	(77.9)
Commercial loans	53,820	44,167	9,653	21.9
Residential mortgage loans	22,395	19,227	3,168	16.5
Consumer loans	4,132	3,145	987	31.4
Residential construction loans	8,555	6,063	2,492	41.1
Total loans	94,801	83,060	11,741	14.1
Total interest income	100,739	84,780	15,959	18.8
INTEREST EXPENSE
Interest-bearing demand deposits	1,384	1,073	311	29.0
Savings deposits	3,110	1,685	1,425	84.6
Time deposits	2,757	3,834	(1,077)	(28.1)
Borrowed funds and subordinated debentures	3,380	1,149	2,231	194.2
Total interest expense	10,631	7,741	2,890	37.3
Net interest income	90,108	77,039	13,069	17.0
Provision for loan losses	4,159	181	3,978	2,197.8
Net interest income after provision for loan losses	85,949	76,858	9,091	11.8
NONINTEREST INCOME
Branch fee income	1,117	1,130	(13)	(1.2)
Service and loan fee income	2,433	2,757	(324)	(11.8)
Gain on sale of SBA loans held for sale, net	954	741	213	28.7
Gain on sale of mortgage loans, net	1,399	4,567	(3,168)	(69.4)
BOLI income	636	689	(53)	(7.7)
Net security (losses) gains	(1,313)	609	(1,922)	NM*
Other income	2,819	1,561	1,258	80.6
Total noninterest income	8,045	12,054	(4,009)	(33.3)
NONINTEREST EXPENSE
Compensation and benefits	26,949	24,771	2,178	8.8
Processing and communications	2,848	3,050	(202)	(6.6)
Occupancy	2,963	2,661	302	11.3
Furniture and equipment	2,493	2,590	(97)	(3.7)
Professional services	1,401	1,437	(36)	(2.5)
Advertising	1,212	1,236	(24)	(1.9)
Other loan expenses	240	922	(682)	(74.0)
Deposit insurance	1,022	844	178	21.1
Director fees	916	811	105	12.9
Loan collection	278	135	143	105.9
Other expenses	2,251	2,325	(74)	(3.2)
Total noninterest expense	42,573	40,782	1,791	4.4
Income before provision for income taxes	51,421	48,130	3,291	6.8
Provision for income taxes	12,964	12,011	953	7.9
Net income	$38,457	$36,119	$2,338	6.5%

Effective tax rate	25.2%	25.0%

Net income per common share - Basic	$3.66	$3.47
Net income per common share - Diluted	3.59	3.43

Weighted average common shares outstanding - Basic	10,508	10,403
Weighted average common shares outstanding - Diluted	10,705	10,546
*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

December 31, 2022

	For the three months ended
(Dollar amounts in thousands, interest amounts and	December 31, 2022			December 31, 2021
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$37,640	$319	3.37%	$222,683	$89	0.16%
FHLB stock	11,785	220	7.39	3,526	41	4.58
Securities:
Taxable	134,661	1,589	4.72	60,087	460	3.04
Tax-exempt	1,741	20	4.47	1,033	6	2.39
Total securities (A)	136,402	1,609	4.72	61,120	466	3.03
Loans:
SBA loans	67,448	1,370	8.13	58,718	828	5.60
SBA PPP loans	6,355	50	3.17	61,854	1,978	12.68
Commercial loans	1,134,102	15,894	5.48	936,078	11,678	4.95
Residential mortgage loans	569,698	7,111	4.99	414,955	4,587	4.39
Consumer loans	75,229	1,217	6.33	74,207	871	4.65
Residential construction loans	156,282	2,536	6.35	116,305	1,734	5.91
Total loans (B)	2,009,114	28,178	5.49	1,662,117	21,676	5.17
Total interest-earning assets	$2,194,941	$30,326	5.48%	$1,949,446	$22,272	4.53%

Noninterest-earning assets:
Cash and due from banks	20,352			25,065
Allowance for loan losses	(24,301)			(22,572)
Other assets	109,515			80,810
Total noninterest-earning assets	105,566			83,303
Total assets	$2,300,507			$2,032,749

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$289,524	$703	0.96%	$255,083	$210	0.33%
Total savings deposits	636,230	1,475	0.92	684,215	444	0.26
Total time deposits	385,423	1,258	1.29	302,088	541	0.71
Total interest-bearing deposits	1,311,177	3,436	1.04	1,241,386	1,195	0.38
Borrowed funds and subordinated debentures	231,720	2,180	3.68	50,799	227	1.77
Total interest-bearing liabilities	$1,542,897	$5,616	1.44%	$1,292,185	$1,422	0.44%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	496,993			519,709
Other liabilities	25,820			19,824
Total noninterest-bearing liabilities	522,813			539,533
Total shareholders' equity	234,797			201,031
Total liabilities and shareholders' equity	$2,300,507			$2,032,749

Net interest spread		$24,710	4.04%		$20,850	4.10%
Tax-equivalent basis adjustment		(1)			(1)
Net interest income		$24,709			$20,849
Net interest margin			4.47%			4.24%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

December 31, 2022

	For the three months ended
(Dollar amounts in thousands, interest amounts and	December 31, 2022			September 30, 2022
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$37,640	$319	3.37%	$34,605	$168	1.92%
FHLB stock	11,785	220	7.39	6,200	93	5.96
Securities:
Taxable	134,661	1,589	4.72	137,590	1,397	4.03
Tax-exempt	1,741	20	4.47	1,841	20	4.27
Total securities (A)	136,402	1,609	4.72	139,431	1,417	4.03
Loans:
SBA loans	67,448	1,370	8.13	65,941	1,083	6.52
SBA PPP loans	6,355	50	3.17	9,576	277	11.47
Commercial loans	1,134,102	15,894	5.48	1,069,917	14,017	5.20
Residential mortgage loans	569,698	7,111	4.99	504,787	5,912	4.65
Consumer loans	75,229	1,217	6.33	76,957	1,075	5.54
Residential construction loans	156,282	2,536	6.35	137,681	2,184	6.29
Total loans (B)	2,009,114	28,178	5.49	1,864,859	24,548	5.22
Total interest-earning assets	$2,194,941	$30,326	5.48%	$2,045,095	$26,226	5.09%

Noninterest-earning assets:
Cash and due from banks	20,352			24,350
Allowance for loan losses	(24,301)			(22,848)
Other assets	109,515			83,168
Total noninterest-earning assets	105,566			84,670
Total assets	$2,300,507			$2,129,765

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$289,524	$703	0.96%	$269,486	$320	0.47%
Total savings deposits	636,230	1,475	0.92	674,486	878	0.52
Total time deposits	385,423	1,258	1.29	310,842	600	0.77
Total interest-bearing deposits	1,311,177	3,436	1.04	1,254,814	1,798	0.57
Borrowed funds and subordinated debentures	231,720	2,180	3.68	108,135	688	2.53
Total interest-bearing liabilities	$1,542,897	$5,616	1.44%	$1,362,949	$2,486	0.72%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	496,993			516,898
Other liabilities	25,820			23,130
Total noninterest-bearing liabilities	522,813			540,028
Total shareholders' equity	234,797			226,788
Total liabilities and shareholders' equity	$2,300,507			$2,129,765

Net interest spread		$24,710	4.04%		$23,740	4.37%
Tax-equivalent basis adjustment		(1)			(2)
Net interest income		$24,709			$23,738
Net interest margin			4.47%			4.61%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

December 31, 2022

	For the years ended
(Dollar amounts in thousands, interest amounts and	December 31, 2022			December 31, 2021
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$95,427	$735	0.77%	$143,311	$194	0.14%
FHLB stock	6,405	396	6.18	4,275	197	4.62
Securities:
Taxable	121,314	4,754	3.92	43,847	1,298	2.96
Tax-exempt	1,461	58	3.99	1,587	39	2.45
Total securities (A)	122,775	4,812	3.92	45,434	1,337	2.94
Loans:
SBA loans	65,197	4,303	6.60	53,279	3,252	6.10
SBA PPP loans	19,095	1,596	8.36	119,440	7,206	6.03
Commercial loans	1,040,624	53,820	5.10	887,525	44,167	4.98
Residential mortgage loans	484,923	22,395	4.62	430,466	19,227	4.47
Consumer loans	77,382	4,132	5.27	66,477	3,145	4.73
Residential construction loans	136,778	8,555	6.17	101,486	6,063	5.97
Total loans (B)	1,823,999	94,801	5.13	1,658,673	83,060	5.01
Total interest-earning assets	$2,048,606	$100,744	4.92%	$1,851,693	$84,788	4.58%

Noninterest-earning assets:
Cash and due from banks	23,100			23,862
Allowance for loan losses	(22,920)			(22,911)
Other assets	87,930			77,105
Total noninterest-earning assets	88,110			78,056
Total assets	$2,136,716			$1,929,749

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$269,789	$1,384	0.51%	$227,750	$1,073	0.47%
Total savings deposits	674,335	3,110	0.46	557,700	1,685	0.30
Total time deposits	315,910	2,757	0.87	376,696	3,834	1.02
Total interest-bearing deposits	1,260,034	7,251	0.58	1,162,146	6,592	0.57
Borrowed funds and subordinated debentures	112,799	3,380	2.96	68,812	1,149	1.67
Total interest-bearing liabilities	$1,372,833	$10,631	0.77%	$1,230,958	$7,741	0.63%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	518,244			493,213
Other liabilities	23,104			17,018
Total noninterest-bearing liabilities	541,348			510,231
Total shareholders' equity	222,535			188,560
Total liabilities and shareholders' equity	$2,136,716			$1,929,749

Net interest spread		$90,113	4.15%		$77,047	3.95%
Tax-equivalent basis adjustment		(5)			(8)
Net interest income		$90,108			$77,039
Net interest margin			4.40%			4.16%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

December 31, 2022

Amounts in thousands, except percentages	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$23,861	$22,858	$22,168	$22,302	$22,537
Provision (benefit) for loan losses charged to expense	1,632	1,517	1,188	(178)	(319)
	25,493	24,375	23,356	22,124	22,218
Less: Chargeoffs
SBA loans	59	-	-	-	-
Commercial loans	-	501	501	-	-
Residential mortgage loans	-	-	-	-	-
Consumer loans	300	50	40	6	-
Residential construction loans	-	-	-	-	-
Total chargeoffs	359	551	541	6	-
Add: Recoveries
SBA loans	-	5	6	22	52
Commercial loans	26	23	32	28	32
Residential mortgage loans	2	-	1	-	-
Consumer loans	34	9	4	-	-
Residential construction loans	-	-	-	-	-
Total recoveries	62	37	43	50	84
Net (chargeoffs)/recoveries	(297)	(514)	(498)	44	84
Balance, end of period	$25,196	$23,861	$22,858	$22,168	$22,302

LOAN QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$690	$1,491	$604	$537	$510
Commercial loans	1,582	1,147	1,717	2,292	2,582
Residential mortgage loans	3,361	3,404	2,668	2,999	3,262
Consumer loans	-	-	-	200	210
Residential construction loans	3,432	1,991	2,691	3,273	3,122
Total nonperforming loans	9,065	8,033	7,680	9,301	9,686
OREO	-	-	-	-	-
Nonperforming assets	9,065	8,033	7,680	9,301	9,686

Loans 90 days past due & still accruing	$-	$75	$43	$488	$-

Performing Troubled Debt Restructurings (TDRs)	$1,423	$1,860	$1,885	$1,917	$1,046

Allowance for loan losses to:
Total loans at quarter end	1.20%	1.23%	1.27%	1.30%	1.35
Total nonperforming loans	277.95	297.04	297.63	238.34	230.25

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

December 31, 2022

(In thousands, except percentages and per share amounts)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
SUMMARY OF INCOME:
Total interest income	$30,325	$26,224	$23,071	$21,119	$22,271
Total interest expense	5,616	2,486	1,314	1,215	1,422
Net interest income	24,709	23,738	21,757	19,904	20,849
Provision (benefit) for loan losses	1,632	1,517	1,188	(178)	(319)
Net interest income after provision for loan losses	23,077	22,221	20,569	20,082	21,168
Total noninterest income	1,946	1,110	2,750	2,239	2,624
Total noninterest expense	11,389	10,064	10,710	10,410	10,660
Income before provision for income taxes	13,634	13,267	12,609	11,911	13,132
Provision for income taxes	3,678	3,325	3,158	2,803	3,386
Net income	$9,956	$9,942	$9,451	$9,108	$9,746

Net income per common share - Basic	$0.94	$0.94	$0.90	$0.87	$0.94
Net income per common share - Diluted	0.93	0.93	0.88	0.85	0.93

COMMON SHARE DATA:
Market price per share	$27.33	$25.11	$26.48	$27.98	$26.25
Dividends paid	0.11	0.11	0.11	0.10	0.10
Book value per common share	22.60	21.86	21.01	20.48	19.80

Weighted average common shares outstanding - Basic	10,557	10,522	10,504	10,446	10,376
Weighted average common shares outstanding - Diluted	10,740	10,714	10,706	10,664	10,555
Issued common shares	11,289	11,236	11,214	11,196	11,094
Outstanding common shares	10,584	10,533	10,511	10,493	10,391
Treasury shares	705	703	703	703	703

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.72%	1.85%	1.83%	1.80%	1.90%
Return on average equity	16.82	17.39	17.32	17.64	19.23
Efficiency ratio	43.24	39.59	42.84	45.86	45.55
Noninterest expense to average assets	1.96	1.87	2.08	2.06	2.08

BALANCE SHEET DATA:
Total assets	$2,444,948	$2,339,537	$2,117,156	$2,067,692	$2,033,713
Total securities	140,946	136,871	139,835	116,254	79,322
Total loans	2,106,559	1,942,414	1,801,593	1,701,384	1,649,448
Allowance for loan losses	25,196	23,861	22,858	22,168	22,302
Total deposits	1,787,528	1,796,597	1,697,967	1,771,168	1,758,881
Total shareholders' equity	239,231	230,234	220,789	214,928	205,729

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.48%	5.09%	4.66%	4.36%	4.53%
Interest-bearing liabilities	1.44	0.72	0.41	0.38	0.44
Net interest spread	4.04	4.37	4.25	3.98	4.10
Net interest margin	4.47	4.61	4.39	4.11	4.24

CREDIT QUALITY:
Nonperforming assets	$9,065	$8,033	$7,680	$9,301	$9,686
QTD net (chargeoffs)/recoveries to QTD average loans	(0.06)%	(0.11)%	(0.11)%	0.01%	0.02%
Allowance for loan losses to total loans	1.20	1.23	1.27	1.30	1.35
Nonperforming loans to total loans	0.43	0.41	0.43	0.55	0.59
Nonperforming assets to total assets	0.37	0.34	0.36	0.45	0.48

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.78%	9.84%	10.43%	10.39%	10.12%
Community bank leverage ratio	10.45	10.85	11.20	10.87	10.51

Number of banking offices	19	18	19	19	19
Number of ATMs	20	19	20	20	20
Number of employees	231	222	213	209	211